UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2026

Cintas Corporation

(Exact name of registrant as specified in charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 459-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2026, in connection with Cintas Corporation’s (“Cintas” or the “Company”) decision to separate the roles of President and Chief Executive Officer, the Company appointed Jim Rozakis, currently Executive Vice President and Chief Operating Officer (“COO”) of the Company, as President and COO, effective August 1, 2026. As a result, Todd Schneider will remain as the Company’s Chief Executive Officer and will no longer hold the title of President.

A description of Mr. Rozakis’ biography is included in the Company’s definitive proxy statement for its 2025 Annual Meeting of Shareholders.

In connection with Mr. Rozakis’ service as President and COO, Mr. Rozakis will initially be eligible for the following annual compensation: (i) base salary of $900,000; (ii) target annual cash incentive opportunity of $1,125,000; and (iii) target long-term incentive opportunity of $4,000,000, subject to the terms of the Company’s 2016 Amended and Restated Equity and Incentive Compensation Plan (the “Equity Plan). In addition, in connection with his promotion to President of the Company, Mr. Rozakis will be eligible for a one-time long-term incentive award under the Equity Plan in the form of shares of restricted stock and non-qualified stock options, with an aggregate grant date fair value of $112,500 and $337,500, respectively. The awards will vest on the Company’s standard vesting schedule, which is 100% vesting on the third anniversary of the grant date for restricted stock and 33% on each of the third, fourth and fifth anniversaries of the grant date for stock options, subject to Mr. Rozakis’ continued service with the Company.

There are no arrangements or understandings between Mr. Rozakis and any other persons pursuant to which he was appointed as President of the Company, and no family relationships among any of the Company’s directors or executive officers and Mr. Rozakis. Mr. Rozakis has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	August 3, 2026	By:	/s/ D. Brock Denton
D. Brock Denton
Executive Vice President, Secretary and General Counsel